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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2004

OPTEUM MORTGAGE ACCEPTANCE CORPORATION


                     OPTEUM MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                  333-116235            90-0098699
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


W. 115 Century Road
Paramus, New Jersey                                 07652
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(Address of Principal                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        OTHER EVENTS.

     On November 24, 2004, Homestar Mortgage Acceptance Corp. changed its name to Opteum Mortgage Acceptance Corporation.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OPTEUM MORTGAGE
                                          ACCEPTANCE CORP.

                                          By: /s/ Frank Plenskofski
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                                          Name:   Frank Plenskofski
                                          Title:  Vice President and Treasurer

Dated: December 1, 2004